Exhibit 10.1

CONFIDENTIAL

SUPERIOR GROUP OF COMPANIES, INC.

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT, dated _______________________, is granted by Superior Group of Companies, Inc., a Florida corporation (the “Company”) to [NAME] (the “Grantee”) pursuant to the Company’s 2022 Equity Incentive and Awards Plan (the “Plan”).

WHEREAS, the Company believes it to be in the best interests of the Company, its subsidiaries and its shareholders for its officers and other key employees to obtain or increase their stock ownership interest in the Company so that they will have a greater incentive to work for and manage the Company’s affairs in such a way that its shares may become more valuable; and

WHEREAS, the Grantee provides services to the Company or one of its subsidiaries as an officer or other key employee and has been selected to receive an option;

NOW, THEREFORE, in consideration of the premises and of the services to be performed by the Grantee, the Company and the Grantee hereby agree as follows:

1.    OPTION GRANT

Subject to the terms of this Agreement and the Plan, the Company grants to the Grantee an option to purchase a total of _____________ shares of Common Stock of the Company at a price of $_______ per share. This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.    VESTING AND TIME OF EXERCISE

Subject to paragraphs 3, 4 and 10 hereof, the Grantee may exercise this option as follows:

With respect to _____ shares on or after ______________

With respect to _____ shares on or after ______________

With respect to _____ shares on or after ______________

With respect to _____ shares on or after ______________,

provided in each case that the Grantee is an employee of the Company and its subsidiaries on such date of exercise. If the Grantee terminates employment from the Company and its subsidiaries, only those option shares for which the right to purchase has accrued as of the date of such termination may be purchased after such termination (subject to the provisions of paragraphs 3 and 4). If the Grantee takes an unpaid leave of absence, then the Committee may defer the dates on which the Grantee may first purchase the option shares to take into account such leave of absence.

3.    TERMINATION OF OPTION

The Grantee may not exercise this option after, and this option will terminate without notice to the Grantee on, the earlier of:

(a)         Three (3) months after the date of the termination of the Grantee’s employment with the Company and its subsidiaries (including retirement) other than as set forth in (b) or (c) below, provided that the Grantee has been employed by the Company for at least two years following the date of this agreement, and, provided further, that if the Grantee dies within such three (3) month period, termination of the option will not occur until twelve (12) months after such death (subject to Section 3(d) hereof);

(b)    On the date the Company or one of its subsidiaries terminates the Grantee’s employment for Cause;

(c)    Twelve (12) months after the date of the termination of the Grantee’s employment with the Company and its subsidiaries by reason of death or Disability, provided that the Grantee has been employed by the Company for at least two years following the date of this agreement; or

(d)    Five (5) years from the date of this agreement.

For purposes of this paragraph 3, termination shall occur at 11:59 P.M. (Eastern Time) on the applicable date described above, except that if the Grantee is terminated for Cause, termination shall occur immediately at the time of such termination.

If the Grantee terminates employment with the Company and its subsidiaries before the expiration of two years from the date of this agreement, the Grantee may not exercise this option after, and this option will terminate without notice to the Grantee immediately at the time of such termination of the Grantee’s employment with the Company and its subsidiaries. In addition, if the Grantee takes a military, sick leave or other bona fide leave of absence from the Company and its subsidiaries, and the period of such leave exceeds 3 months, the Grantee will be considered to have terminated employment from the Company and its subsidiaries for purposes hereof on the later of (i) the first day immediately following such 3-month period, or (ii) the last day that the Grantee’s right to reemployment following the end of such leave is guaranteed by law or contract with the Company or a subsidiary.

If the Grantee dies or becomes disabled as contemplated in Section 3(a) or (c) above, this option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the Grantee’s death or Disability, provided that for purposes of this agreement, where context requires, the term “Grantee” as used in this agreement shall be deemed to refer to the person(s) who has(ve) the right to exercise this option after the Grantee’s death or Disability. In such an event, neither the Committee nor the Company will be liable for any losses resulting from such exercise or, if applicable, from the disposition of shares acquired upon such exercise. The Company disclaims any obligation to provide notice to any person who has the right to exercise this option of circumstances triggering termination of the option.

4.    TERMINATION FOR CAUSE

If the Company or one of its subsidiaries terminates the Grantee’s employment for Cause, then the Committee may determine that any exercises of this option within the six (6) month period prior to such termination will be deemed of no force and effect and the Committee may pursue any remedy or proceeding available to compel the Grantee to return to the Company any shares of Common Stock purchased under this option during such period and any profits the Grantee realized (directly or indirectly) from exercising this option during such period.

5.    EXERCISE PROCEDURES

(a)    The Grantee may exercise this option in whole or in part only with respect to any shares for which the right to exercise shall have accrued pursuant to paragraph 2 and only so long as paragraph 3 does not prohibit such exercise.

(b)    This option may be exercised by delivering a written notice of option exercise to the Company’s Corporate Secretary, accompanied by payment of the purchase price and such additional amount (if any) determined by the Corporate Secretary as necessary to satisfy the Company’s tax withholding obligations, and such other documents or representations as the Company may reasonably request to comply with securities, tax or other laws then applicable to the exercise of the option. Delivery may be made in person, by nationally-recognized delivery service that guarantees overnight delivery, or by facsimile. A notice of option exercise that is received by the Corporate Secretary after the date of termination (as provided in paragraph 3) shall be null and void.

(c)         The Grantee may pay the purchase price in one or more of the following forms:

i.    a check payable to the order of or other acceptable form of payment to the Company for the purchase price of the shares being purchased; or

ii.    delivery of shares of Common Stock (including by attestation) that the Grantee has owned for at least six (6) months and that have a Fair Market Value (determined on the date of delivery) equal to the purchase price of the shares being purchased; or

iii.    delivery (including by facsimile) to the Corporate Secretary of the Company, of an executed irrevocable option exercise form together with irrevocable instructions, in a form acceptable to the Company, to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock issuable upon exercise of this option and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(d)         The Grantee may satisfy any tax withholding obligation of the Company arising from the exercise of this option, in whole or in part, by paying such tax obligation in cash, check made payable to the Company, or other form of payment acceptable to the Company, or by electing to have the Company withhold shares of Common Stock having a Fair Market Value on the date of exercise equal to the amount required to be withheld, subject to such rules as the Committee may adopt. In any event, the Company reserves the right to withhold from any compensation otherwise payable to the Grantee such amount as the Company determines is necessary to satisfy the Company’s tax withholding obligations arising from the exercise of this option.

6.         DEFINITIONS

(a)“    Cause” means termination of employment as a result of (i) the failure of the Grantee to perform or observe any of the terms or provisions of any written employment agreement between the Grantee and the Company or its subsidiaries or, if no written agreement exists, the gross dereliction of the Grantee’s duties with respect to the Company; (ii) the failure of the Grantee to comply fully with the lawful directives of the Board of Directors of the Company or its subsidiaries, as applicable, or the officers or supervisory employees to whom the Grantee is reporting; (iii) the Grantee’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its subsidiaries, or its management or employees; or (iv) other proper cause determined in good faith by the Committee. Notwithstanding the foregoing, if the Grantee is subject to a written agreement with the Company or its subsidiaries that contains a definition of “Cause” that is different than the definition provided herein, the definition of “Cause” in such other agreement shall apply in lieu of the definition provided herein.

(b)“    Disability” means permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

7.         OPTIONS AS COLLATERAL

The Grantee may not assign or mortgage this option, or pledge this option as any type of security or collateral. Any attempted assignment, mortgage or pledge of this option in violation of this paragraph 7 will be null and void and have no legal effect.

8.         NON-TRANSFERABILITY; DISABILITY; DEATH

(a)    The Grantee may not transfer this option other than by will or the laws of descent and distribution and only the Grantee may exercise this option during his or her lifetime. However, if the Committee determines that the Grantee is unable to exercise this option as a result of incapacity or Disability, then the Committee may permit the Grantee’s guardian or other legal representative to exercise this option on behalf of the Grantee. In such an event, neither the Committee nor the Company will be liable for any losses resulting from such exercise or from the disposition of shares acquired upon such exercise.

(b)    If the Grantee dies while this option is outstanding, then the Grantee’s estate or the person to whom this option passes by will or the laws of descent and distribution may exercise this option in the manner described in paragraph 5, but only within a period of (i) twelve (12) months after the Grantee’s death or (ii) five (5) years from the date of this agreement, whichever period is shorter. In such event, this option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the Grantee’s death, provided that for purposes of this Agreement, where context requires, the term “Grantee” as used in this Agreement shall be deemed to refer to the person(s) who has(ve) the right to exercise the option after the Grantee’s death. The Company disclaims any obligation to provide notice to any person who has the right to exercise the option of circumstances triggering termination of this option.

9.         REGISTRATION

If the Company is advised by its counsel that shares deliverable upon exercise of this option are required to be registered under the Securities Act of 1933 (“Act”) or any applicable state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, and such registration has not then occurred or such prospectus has not then been delivered, then the Company will use its best efforts to effect the registration or provide the prospectus within a reasonable time following the Company’s receipt of written notice of option exercise relating to this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available. The Grantee shall have no interest in shares covered by this option until certificates for the shares are issued or such shares are issued in book-entry form.

If the shares deliverable upon exercise of this option are not registered upon issuance, they shall bear the following legend, in addition to any other legend deemed necessary or desirable by the Committee:

The transferability of this certificate and the shares of stock represented hereby are subject to federal and state securities laws and, to the extent the issuance of such shares is not registered with the Securities and Exchange Commission on an effective registration statement, such shares are considered “restricted securities” for purposes of Rule 144 under the Securities Act of 1933, as amended, and may not be transferred in the absence of an opinion from counsel to the Company that such transfer does not violate federal securities laws.

10.         ADJUSTMENTS AND CHANGE OF CONTROL

Subject to the Committee’s ability to accelerate vesting pursuant to Section 11(c) of the Plan, and subject to the prohibition on repricing in Section 11(e) of the Plan, the number and type of shares subject to this option and the option price may be adjusted, or this option may be assumed, cancelled or otherwise changed, in the event of certain transactions, as provided in Section 13 of the Plan. Upon a change of control, as defined in the Plan, the Grantee shall have the rights specified in Section 13(d) of the Plan.

11.         AMENDMENT OR MODIFICATION

Except as provided in paragraph 10, no term or provision of this agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which or whom the enforcement of the amendment, modification or supplement is sought; provided, however, that this agreement may be amended, modified, supplemented or cancelled without the Grantee’s consent in accordance with the terms of the Plan.

12.         LIMITED INTEREST

(a)    The Grantee shall have no rights as a shareholder as a result of the grant of the option until this option is exercised, the exercise price and applicable withholding taxes are paid, and the shares issued thereunder.

(b)    The grant of this option shall not confer on the Grantee any right to continue as an employee , nor interfere in any way with the right of the Company to terminate the Grantee as an employee at any time.

(c)    The grant of this option shall not affect in any way the right or power of the Company or any of its subsidiaries to make or authorize any or all adjustments, recapitalizations, reorganizations, dissolution, other similar corporate transaction or event, or other changes in the Company’s or any subsidiary’s capital structure or its business, or any merger, consolidation, combination, share exchange, or business combination of the Company or any subsidiary, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Common Stock or the rights of the holders of Common Stock, or the dissolution or liquidation of the Company or any subsidiary, or any sale or transfer of all or any part of its assets or business or any other Company or subsidiary act or proceeding, whether of a similar character or otherwise.

13.         LIMITS ON INCENTIVE STOCK OPTIONS

To the extent that the aggregate Fair Market Value of the Common Stock subject to this option, plus any shares of Common Stock subject to incentive stock options previously granted to the Grantee by the Company or any subsidiary, that are exercisable for the first time by the Grantee during a single calendar year exceeds one hundred thousand dollars ($100,000), this option as to any such excess, to the extent required by the Plan and the Internal Revenue Code of 1986, as amended, shall be considered a nonqualified stock option.

14.         GOVERNING LAW; PLAN; REGISTRATION STATEMENT; PLAN PROSPECTUS

This Agreement shall be governed by the internal laws of the state of Florida as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. Any legal action or proceeding with respect to the Plan or this option may only be brought and determined in a court sitting in the County of Pinellas, or the Federal District Court for the Middle District of Florida sitting in the County of Hillsborough, in the State of Florida. The Company may require that the action or proceeding be determined in a bench trial.

THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND, IF ISSUANCE OF THE SHARES UNDERLYING THE OPTION IS REGISTERED AT THE TIME OF GRANT, OF THE REGISTRATION STATEMENT ON FORM S-8 AND THE CORRESPONDING PLAN PROSPECTUS.

ALL PARTIES ACKNOWLEDGE THAT THIS OPTION IS GRANTED UNDER AND PURSUANT TO THE PLAN, WHICH SHALL GOVERN ALL RIGHTS, INTERESTS, OBLIGATIONS, AND UNDERTAKINGS OF BOTH THE COMPANY AND THE GRANTEE. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS OPTION SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE PLAN. UNLESS THE PLAN EXPRESSLY PROVIDES OTHERWISE, IN THE EVENT OF A CONFLICT BETWEEN ANY TERM OR PROVISION CONTAINED HEREIN AND A TERM OR PROVISION OF THE PLAN, THE APPLICABLE TERM AND PROVISION OF THE PLAN WILL GOVERN AND PREVAIL.

15.         SEVERABILITY

If any provision of this agreement is or becomes or is deemed to be invalid, illegal or unenforceable, or would disqualify this option under any law the Committee deems applicable, then such provision will be construed or deemed amended to conform to the applicable law, or if the Committee determines that the provision cannot be construed or deemed amended without materially altering the intent of this agreement, then the provision will be stricken and the remainder of this agreement will remain in full force and effect.

16.         COUNTERPARTS

This agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

[Signature Page Follows]

[SIGNATURE PAGE TO INCENTIVE STOCK OPTION AGREEMENT]

IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized officer and the Grantee has executed this Agreement all as of the day and date first above written.

SUPERIOR GROUP OF COMPANIES, INC.

By: _________________________________________

Name:

Title:

   _________________________________________

[Grantee]